                          SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SIBONEY CORPORATION
              (Name of Registrant as Specified in Its Charter)


    (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total Fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
      (2)  Form, Schedule or Registration Statement No.:
      (3)  Filing Party:
      (4)  Date Filed:

                               SIBONEY CORPORATION
                         325 N. Kirkwood Road, Suite 300
                                 P.O. Box 221029
                            St. Louis, Missouri 63122

                              ---------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 16, 2002

    NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SIBONEY CORPORATION will be held at the Frontenac Hilton Hotel, 1335
S. Lindbergh Blvd., St. Louis, Missouri 63131 on Thursday, May 16, 2002, at 11:00 a.m., for the following purposes:

         1. To elect a board of five directors;

         2. To approve an amendment of the Company's Amended and Restated Articles of Incorporation to increase the total number of authorized shares of stock and to increase the authorized number of shares of common stock;

         3. To approve an amendment of the Siboney Corporation 1997 Incentive Stock Option Plan, as amended, to increase the number of shares available for grants of options; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on March 25, 2002 will be entitled to vote at the meeting. A copy of the Company's 2001 Annual Report to Stockholders and the Proxy Statement for the meeting accompany this notice.

    WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Rebecca M. Braddock, Secretary

Saint Louis, Missouri
April 11, 2002

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the "Company") for use at the annual meeting of the Company's stockholders to be held at the Frontenac Hilton Hotel, 1335 S. Lindbergh Blvd., St. Louis, Missouri 63131 on May 16, 2002, at 11:00 a.m., and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 11, 2002.


                             REVOCABILITY OF PROXY

    If, after sending in your proxy, you desire to revoke your proxy for any reason, you may do so by attending the meeting and casting a contrary vote or by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy. Merely attending the meeting will not revoke a proxy.


                                  RECORD DATE

    Stockholders of record at the close of business on March 25, 2002 will be entitled to vote at the meeting.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

    On March 25, 2002, there were 16,781,704 shares of common stock, par value $0.10 per share ("Common Stock"), outstanding and entitled to vote. Each share is entitled to one vote. A majority of the outstanding shares present in person or by proxy will constitute a quorum at the meeting. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. Indications on a proxy to withhold a vote for all nominees for election as director and broker non-votes have no effect on the results of the vote for the election of directors. Pursuant to the Company's Amended and Restated Articles of Incorporation, the vote required for the approval of the amendment of the Amended and Restated Articles of Incorporation and the amendment of the Siboney Corporation 1997 Incentive Stock Option Plan is a majority of the issued and outstanding Common Stock. Abstentions from voting and broker non-votes on such proposals will operate as a vote against the proposals.

    As of March 25, 2002, the following persons were the only persons known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock:

                                       Amount and Nature           Percent
Name and Address                    of Beneficial Ownership        of Class
----------------                    -----------------------        --------

Timothy J. Tegeler                        2,979,631(1)              17.44%
325 N. Kirkwood Road, Suite 300
St. Louis, Missouri 63122

U.S. Bancorp (2)                          1,457,200                  8.68%
601 2nd Avenue South
Minneapolis, Minnesota 55402-4302

----------------------------------
(footnotes on following page)


                                       2


(1) Includes 1,456,000 shares (8.68%) held by the Jerome F. Tegeler Trust, of which Mr. Tegeler is a trustee together with U.S. Bank National Association, 447,500 shares (2.67%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee, and 10,000 shares owned by members of Mr. Tegeler's family. Also includes 300,000 shares which are subject to purchase upon exercise of options which are currently exercisable or exercisable within sixty days of March 25, 2002.

(2) U.S. Bank National Association, a subsidiary of U.S. Bancorp, serves as a trustee, along with Mr. Tegeler, of the Jerome F. Tegeler Trust. U.S. Bancorp and U.S. Bank National Association each has shared voting and dispositive power with respect to 1,456,000 shares held by the trust. In addition, based upon a Schedule 13G/A, dated February 13, 2002, by U.S. Bancorp and U.S. Bank National Association, each of U.S. Bancorp and U.S. Bank National Association has sole voting power with respect to 1,200 shares reported as beneficially owned.


                         ACTION TO BE TAKEN UNDER PROXY

    Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy will vote the shares subject to that proxy:

(1) FOR the election of the five persons named herein as nominees for directors of the Company to hold office for one year or until their successors have been duly elected and qualify;

(2) FOR the amendment of the Company's Amended and Restated Articles of Incorporation as described below;

(3) FOR the amendment of the Siboney Corporation 1997 Incentive Stock Option Plan, as amended, as described below; and

(4) according to their judgment as to the best interests of the Company on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

    Should any nominee named herein for election as a director become unavailable for any reason, the persons named in the proxy will vote for the election of such other person as may be nominated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any listed nominee to be unavailable to stand for election.

                      PROPOSAL I -- ELECTION OF DIRECTORS
                        INFORMATION CONCERNING NOMINEES

    The following table indicates the names, ages, principal occupations and employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the Common Stock of the Company beneficially owned by each nominee as of March 25, 2002 and the nature of such ownership, as well as the number of shares and percentage of Common Stock beneficially owned by all directors and officers as a group. Unless otherwise indicated, each individual has held the principal occupation listed for more than the past five years. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

                                                                                   Amount and Nature
                                                                                     of Beneficial
Name of Director (Age)                                                               Ownership (1)
and Term as Director         Principal Occupation or Employment                      (% of Class)
--------------------         ----------------------------------                      ------------

Rebecca M. Braddock (48)     Vice President and Treasurer, Siboney Corporation,       462,000 (2)
  1985 to Present            since 1987 and Secretary, Siboney Corporation,             (2.70%)
                             since 1985.


Alan G. Johnson (67)         Senior Vice President Strategic Planning and             550,000 (2)
  1987 to Present            Corporate Growth, K-V Pharmaceutical Company, a            (3.21%)
                             specialty pharmaceutical company, since October
                             1999; prior thereto, Chairman of the Board and
                             Chief Executive Officer, Johnson Research & Capital
                             Incorporated, an investment company, since January
                             1999. Prior thereto, member of Gallop, Johnson &
                             Neuman, L.C., attorneys-at-law, from 1976 through
                             1998. Director of K-V Pharmaceutical Company.

Ernest R. Marx (51)          President, Siboney Corporation, since May 2001 and       320,000 (2)
  1996 to Present            President, Siboney Learning Group, Inc., since 1996;       (1.88%)
                             Executive Vice President, Siboney Corporation, from
                             1995 through May 2001.

Lewis B. Shepley (62)        Consultant. President, Johnson Research & Capital        250,000 (2)
  2001 to Present            Incorporated, an investment company, from June 1999        (1.47%)
                             to October 1999; Senior Vice President and Chief
                             Financial Officer, The Reliable Life Insurance
                             Company, from 1983 through 1999. Director of
                             Mississippi Valley Bancshares, Inc.

Timothy J. Tegeler (60)      Chairman of the Board, Siboney Corporation, since      2,979,631 (2)(3)
  1979 to Present            1987 and Chief Executive Officer, Siboney                  (17.44%)
                             Corporation, since 1985. President, Siboney
                             Corporation, from 1985 through May 2001. Investment
                             executive with Century Securities, Inc., an
                             investment securities firm, since February 1993.
                             Mr. Tegeler also is the managing trustee of the
                             Tegeler Foundation, St. Louis, Missouri.

All Directors and Officers                                                          4,561,631 (2)(3)
as a group (5 persons)                                                                  (25.13%)

----------------------------------
(footnotes on following page)

                                     4


(1) Except as otherwise indicated, each person has sole voting and investment power with respect to all of the shares listed.

(2) Includes the following shares subject to options which are currently exercisable or are exercisable within sixty days following March 25, 2002: Ms. Braddock - 300,000; Mr. Johnson - 350,000; Mr. Marx - 220,000;
    Mr. Shepley - 200,000; and Mr. Tegeler - 300,000.

(3) Includes the shares set forth in footnote (1) to the table under "Voting Securities and Principal Holders Thereof."


             THE BOARD OF DIRECTORS AND THE COMPENSATION COMMITTEE

    The Board of Directors held three meetings during 2001. The Compensation Committee held one meeting during 2001. Lewis B. Shepley, Chairman, Alan G. Johnson and Timothy J. Tegeler are the current members of the Compensation Committee. The Compensation Committee determines the salaries and incentive compensation of the officers of Siboney Corporation and its subsidiaries and provides recommendations for the salaries and incentive compensation of other employees. The Company has no separate audit committee, nominating committee or other committee performing similar functions.

    All of the Company's directors attended 75% or more of the meetings of the Board and committees on which they serve, except Mr. Keeton, who attended 67%. Directors who are not employees of the Company receive $250 per meeting attended. In addition, on May 22, 2001, Mr. Johnson was granted an option to purchase 100,000 shares of Common Stock at an exercise price of $0.515 per share and on July 17, 2001, Mr. Shepley was granted an option to purchase 200,000 shares of Common Stock at an exercise price of $0.655 per share.


                   INFORMATION CONCERNING EXECUTIVE OFFICERS

    The executive officers of the Company are Timothy J. Tegeler, Rebecca M. Braddock and Ernest R. Marx. Mr. Tegeler has served as Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987, and was President of the Company from 1985 through May 2001. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as President of the Company since May 2001, as a Director of Siboney Learning Group, Inc., a wholly owned subsidiary of the Company, since October 1995 and as President of Siboney Learning Group since August 1996. Prior to May 2001, Mr. Marx served as Executive Vice President of the Company since 1995.

    Each of the executive officers serves at the discretion of the Board of Directors of the Company.


                             EXECUTIVE COMPENSATION

    The following table reflects compensation paid or payable for fiscal years 2001, 2000 and 1999 with respect to the Company's chief executive officer and its other executive officers whose fiscal 2001 salaries and bonuses combined exceeded $100,000 in each instance.


                           SUMMARY COMPENSATION TABLE
                                    ---------------------------------------
                                            Annual           Long Term
                                         Compensation       Compensation
-----------------------------------------------------------------------------------------
                                                            Securities      All Other
  Name and                            Salary      Bonus     Underlying     Compensation
  Principal Position         Year       ($)        ($)      Options (#)       ($)(1)
-----------------------------------------------------------------------------------------

  Timothy J. Tegeler         2001      81,400      4,047       50,000         6,195
  Chief Executive Officer    2000      74,000      4,050       50,000         6,634
                             1999      67,400      1,717         0            5,899

-----------------------------------------------------------------------------------------

  Ernest R. Marx             2001     203,280     10,038      150,000         6,375
  President                  2000     184,800     13,870      100,000         8,500
                             1999     168,000     33,452         0            8,056

-----------------------------------------------------------------------------------------


----------------------------------

(1) Includes contributions made by the Company in accordance with the Siboney Corporation 401(k) Plan.


                        OPTION GRANTS IN LAST FISCAL YEAR

    The following table lists options granted during fiscal 2001 to the persons listed in the Summary Compensation Table.

-----------------------------------------------------------------------------------------------------------------------
                                  Individual Grants
-------------------------------------------------------------------------------------   Potential Realizable Value At
                           Number of        Percent Of                                     Assumed Annual Rates Of
                           Securities     Total Options                                  Stock Price Appreciation For
                           Underlying       Granted To                                         Option Term (3)
                            Options         Employees       Exercise or              ----------------------------------
                            Granted         In Fiscal       Base Price     Expiration
  Name                        (#)            Year (%)         ($/Sh)          Date            5%($)      10%($)
-----------------------------------------------------------------------------------------------------------------------

  Timothy J. Tegeler        50,000(1)          6.63           0.5665         5/21/06          7,824      17,293

-----------------------------------------------------------------------------------------------------------------------

  Ernest R. Marx           150,000(2)         19.90            0.495         12/9/06         20,515      45,331

-----------------------------------------------------------------------------------------------------------------------

------------------------------------

(1) All of the shares underlying the option became vested and exercisable on the date of grant.

(2) On the date of grant, 20% of the total number of shares underlying the option became vested and exercisable. Thereafter, 20% of the total number of shares underlying the option will vest and become exercisable on each of the 1st, 2nd, 3rd and 4th anniversaries of the date of grant.

(3) The indicated five and ten percent rates of appreciation are provided to comply with regulations of the Securities and Exchange Commission and do not necessarily reflect the views of the Company as to the likely trend in the Common Stock price. Actual gains, if any, on stock option exercises and Common Stock holdings will be dependent on, among other things, the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved.

                         FISCAL YEAR-END OPTION VALUES

The following table lists the value of unexercised options at the end of fiscal 2001 by the persons listed in the Summary Compensation Table.


-------------------------------------------------------------------------------------------
                                 Number Of Securities           Value Of Unexercised
                                 Underlying Unexercised        In-The-Money Options At
                               Options At Fiscal Year-End         Fiscal Year-End
                                         (#)                            ($)
Name                           Exercisable/Unexercisable      Exercisable/Unexercisable
-------------------------------------------------------------------------------------------


  Timothy J. Tegeler                   300,000/0                      69,250/0

-------------------------------------------------------------------------------------------

  Ernest R. Marx                    220,000/180,000                 41,600/10,400

-------------------------------------------------------------------------------------------

        PROPOSAL II -- AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF STOCK
         AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

    The Board of Directors recently approved a proposal to amend the fifth article of the Company's Amended and Restated Articles of Incorporation (the "Articles") to increase the total number of shares of stock authorized under the Articles from 21,366,694 to 101,366,694 shares and to increase the number of shares of Common Stock authorized under the Articles from 20,000,000 to 100,000,000 shares, and has directed that the proposal be submitted to the vote of the stockholders at the annual meeting.

    On March 25, 2002, the record date for the annual meeting, 16,781,704 shares of the Company's Common Stock were issued and outstanding and an additional 2,286,640 shares are reserved for purchases under options granted under the Company's 1997 Incentive Stock Option Plan. The Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders to increase the number of authorized but unissued shares of its Common Stock. An increase in the number of authorized shares of Common Stock will require a corresponding increase in the total number of authorized shares of stock. The increase will provide additional shares for possible future issuance upon authorization of the Board for any corporate purpose, including, without limitation, financing transactions, acquisitions and employee benefit plans, without the necessity of soliciting further shareholder approval, subject to applicable shareholder vote requirements of Maryland corporation law. The Company presently does not have any agreement, arrangement or understanding with respect to any such transaction.

    The additional shares of Common Stock would be identical to the shares of Common Stock now authorized under the Articles. The amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of Common Stock.

    Adoption of the proposed amendment could render more difficult any attempted takeover of the Company that is opposed by the Company's Board of Directors. The Board of Directors may issue, without further action or approval of the shareholders, additional shares of Common Stock to the public, thereby increasing the number of shares that would have to be required to effect a change in control of the Company.

    The complete text of the fifth article as proposed to be amended is set forth in Appendix A to this Proxy Statement.

    The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required to amend the Articles. The Board of Directors recommends a vote "FOR" the amendment of the Articles.

                      PROPOSAL III -- AMENDMENT OF SIBONEY
                  CORPORATION 1997 INCENTIVE STOCK OPTION PLAN

    The Siboney Corporation 1997 Incentive Stock Option Plan (the "Plan"), approved by the stockholders of the Company in May 1997, provides for the granting of stock options to employees of the Company. The Plan seeks to provide additional incentive to employees of the Company by encouraging them to acquire shares of the Company's Common Stock and thereby increase the interest of those employees in the business of the Company and in the success of the Company's operations. All employees of the Company, including members of the Board of Directors who are employees, are eligible to receive options under the Plan. There are approximately 54 employees who are currently eligible to participate in the Plan.

    The maximum number of shares of Common Stock originally reserved for issuance under the Plan was 800,000 shares, subject to adjustment in the event of any change in the Common Stock through reorganization, merger, recapitalization, stock dividend, stock split or other similar transaction. In May 2000, the stockholders approved an amendment to the Plan to increase the shares available for issuance under the Plan by 800,000 shares to 1,600,000 shares in the aggregate, subject to adjustment as described above. The Board of Directors has adopted a further amendment to the Plan, subject to stockholder approval, which adds an additional 800,000 shares of Common Stock to the 1,600,000 shares of Common Stock currently reserved for issuance under the Plan. The Board determined that this proposed increase was essential to continue to meet the Plan's stated goals. The amendment to the Plan makes no changes to the Plan other than increasing the number of shares reserved under the Plan from 1,600,000 shares to 2,400,000 shares, subject to adjustment as described above.

    The Board of Directors administers the Plan. The Board of Directors, as the administrator of the Plan, is authorized in its sole discretion to determine the terms and conditions of all option grants, construe and interpret the Plan, establish, amend and revoke rules and regulations relating to the Plan and correct any defect, omission or inconsistency in the Plan. The Board of Directors may suspend or terminate the Plan or revise or amend it in any respect. However, without approval of the stockholders, no revision or amendment shall materially increase the benefits accruing to employees under the Plan, increase the number of shares of Common Stock which may be issued under the Plan or materially modify the requirements as to eligibility for participation in the Plan.

    The following summary of the Plan is subject to the provisions contained in the complete text.

DESCRIPTION OF PLAN

    Under the terms of the Plan, employees of the Company are eligible to receive incentive stock options exercisable for shares of Common Stock, which are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options"). Incentive Stock Options granted under the Plan entitle the holder to purchase Common Stock at a purchase price established by the Board of Directors, which price shall not be less than the fair market value of the Common Stock on the date of grant; however, if an Incentive Stock Option is granted to an employee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company stock, the option price may not be less than 110% of the fair market value of the Common Stock on the date of grant.

    There is no maximum or minimum number of shares for which an Incentive Stock Option may be granted under the Plan; however, for any employee, the aggregate fair market value of Common Stock that may be subject to qualifying Incentive Stock Options exercisable for the first time in any calendar year is limited to $100,000.

    The Board of Directors shall determine the employees to whom Incentive Stock Options will be granted, the times at which such options will be granted, the number of shares subject to such options, the terms of such options and the times at, and conditions under which, such options will become exercisable. Incentive Stock Options will generally not be exercisable after ten years from the date of the grant; however, in the event of the grant of an option to an employee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company stock, the term of such option shall not exceed five years. Incentive Stock Options may be granted under the Plan until March 2, 2007.

NEW PLAN BENEFITS

    The following table sets forth the number of Incentive Stock Options that the Board of Directors granted during the last fiscal year pursuant to the Plan to (1) each of the executive officers named in the Summary Compensation Table, (2) all executive officers as a group and (3) all employees, including all current officers who are not executive officers, as a group:

               NAME                     NUMBER OF OPTIONS GRANTED    EXERCISE PRICE ($)
------------------------------------    -------------------------    ------------------
Timothy J. Tegeler                                50,000               0.5665
Ernest R. Marx                                   150,000               0.495
Executive Group                                  250,000               0.495 - 0.5665
Non-Executive Officer Employee Group             178,900               0.515


FEDERAL INCOME TAX CONSEQUENCES

    A participant in the Plan will not realize any income at the time Incentive Stock Options are granted. If a participant exercises an Incentive Stock Option and does not sell the shares acquired within two years from the date of the grant of the option or within one year from the date of the exercise of the option, the participant will realize no ordinary income upon the exercise of the option or upon the sale of the shares acquired. In such case, the participant will realize only capital gain or loss upon the sale of the shares acquired equal to the difference between the sale price and the purchase price for the shares.

    If a participant disposes of the shares acquired pursuant to an Incentive Stock Option within two years from the date of grant of the option or within one year from the date of exercise of the option, the participant will realize no ordinary income upon the exercise of the option but will realize ordinary income at the time of disposition of the shares equal to the excess, if any, of the lesser of (a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the participant's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition. In addition, the participant must report capital gain or loss upon the sale of the shares acquired equal to the difference between the participant's adjusted basis in the shares and the sale price. The adjusted basis in the shares is the amount taxed as ordinary income upon the sale of the shares plus the purchase price for the shares.

    Capital gain or loss on the sale of shares will be short-term capital gain or loss if the shares are sold one year or less after the participant exercises an option. The capital gain or loss on shares held for more than one year after exercise of an option will be long-term capital gain or loss.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is required for the adoption of the amendment of the Plan. The Board of Directors recommends a vote "FOR" approval of the amendment of the Plan.

                 RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

    Rubin, Brown, Gornstein & Co. LLP was the Company's independent auditor for the year ended December 31, 2001 and has been selected as its independent auditor for 2002. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make a statement, if desired, and respond to appropriate questions from stockholders.


              REPORT OF THE BOARD REGARDING AUDIT-RELATED MATTERS

    The Board of Directors ("Board") does not have a separate audit committee. The full Board of Directors performs the function of an audit committee. In performing that function, the Board of Directors oversees the financial reporting process for the Company. In fulfilling its oversight responsibilities, the Board reviewed the annual financial statements included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with the Company's Quarterly Reports on Form 10-Q.

    In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Board has discussed with the independent auditors their independence from the Company and its management, including matters in the written disclosure required by Independence Standards Board Standard No. 1.

    The Board has also discussed with Company management and its independent auditors issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection and independence of the Company's independent auditors. Such meetings also included discussions of specific results of any audit examinations and the auditor's judgments regarding any and all of the above issues.

    Pursuant to the reviews and discussions described above, the Board recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

              Timothy J. Tegeler                 Ernest R. Marx
              Rebecca M. Braddock                Alan G. Johnson
                                                 Lewis B. Shepley


                 FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

    The following table sets forth the amount of audit fees, financial information systems design and implementation fees and all other fees billed or expected to be billed by Rubin, Brown, Gornstein & Co. LLP, the Company's principal accountant, for the year ended December 31, 2001:

                                        Amount
                                       -------
Audit fees (1)                         $49,950
Financial information systems
  design and implementation fees (2)     3,918
All other fees (3)                       8,950
                                       -------
Total Fees                             $62,818
                                       =======

------------------------------------

(footnotes on following page)

(1) Includes annual financial statement audit, audits of financial statements of acquired businesses for inclusion in Form 8-K and limited quarterly review services.

(2) Includes software upgrades and technical support services provided on the Company's accounting software.

(3) Represents income tax services, other than those directly related to the audit of the income tax accrual, and due diligence procedures relating to acquisitions of other businesses.

    The Board of Directors of the Company has considered whether the provision of financial information systems design and implementation and other non-audit services is compatible with maintaining Rubin, Brown, Gornstein & Co. LLP's independence and concluded that such non-audit services are compatible.


                                  ANNUAL REPORT

    The 2001 Annual Report to Stockholders of the Company accompanies this Proxy Statement.


                      FUTURE PROPOSALS OF SECURITY HOLDERS

    Any stockholder who intends to submit a proposal for inclusion in the proxy statement for the 2003 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 12, 2002. Proposals should be addressed to: Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 221029, St. Louis, Missouri 63122. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. Stockholder proposals which do not appear in the proxy statement may be considered at the 2003 Annual Meeting of Stockholders only if the proposal is received by the Company by February 25, 2003.

                                 MISCELLANEOUS

    The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview but will not be compensated for such services. The Company may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

    Stockholders are urged to mark, sign, date and send in their proxies without delay.


                                 OTHER BUSINESS

    The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES BUT EXCLUDING EXHIBITS) IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, SIBONEY CORPORATION, P.O. BOX 221029, ST. LOUIS, MISSOURI 63122.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Rebecca M. Braddock, Secretary


Saint Louis, Missouri
April 11, 2002

                                                                    APPENDIX A
                                                                    ----------

                  RESOLUTION TO AMEND THE AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                              SIBONEY CORPORATION

    The following amendment to the Amended and Restated Articles of Incorporation of Siboney Corporation (the "Company") shall be put to a vote of the shareholders of the Company at the Annual Meeting of Shareholders to be held May 16, 2002.

    RESOLVED, that section (a) of the fifth article of the Amended and Restated Articles of Incorporation of the Company shall be amended to increase the total number of authorized shares of stock from 21,366,694 to 101,366,694 shares and to increase the number of authorized shares of common stock from 20,000,000 to 100,000,000 shares, by deleting the first paragraph of the fifth article in its entirety and replacing it with the following:

          FIFTH: (a) The total number of shares of stock of all classes of which the Corporation has authority to issue is One Hundred One Million Three Hundred Sixty Six Thousand Six Hundred Ninety Four (101,366,694) shares, divided into One Hundred Million (100,000,000) shares of Common Stock of the par value of ten cents ($.10) each, and of the aggregate par value of Ten Million Dollars ($10,000,000) (the "Common Stock"), Three Hundred Sixty Six Thousand Six Hundred Ninety Four (366,694) shares of $.55 Convertible Preferred Stock of the par value of $1 each, and of the aggregate par value of Three Hundred Sixty Six Thousand Six Hundred Ninety Four Dollars ($366,694) (the "$.55 Preferred Stock") and One Million (1,000,000) shares of Preferred Stock of the par value of One Dollar ($1.00) each, and of the aggregate par value of One Million Dollars ($1,000,000) (the "Preferred Stock"). The aggregate par value of all such shares of all classes hereby authorized is Eleven Million Three Hundred Sixty Six Thousand Six Hundred Ninety Four Dollars ($11,366,694). No holder of the stock of any class shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of stock, of any class or series, whether now or hereafter authorized, or of any bonds, debentures or other securities convertible into stock, of any class or series; and any and all such preemptive rights are hereby expressly denied to the stock of all classes.





                                 [SIBONEY LOGO]

                        325 N. Kirkwood Road, Suite 300
                                P.O. Box 221029
                          Saint Louis, Missouri 63122
                             http://www.siboney.com

                             SIBONEY CORPORATION
                          Annual Meeting to be held

                                May 16, 2002
                                 11:00 a.m.
                         The Frontenac Hilton Hotel
                         1335 South Lindbergh Blvd.
                             St. Louis, MO 63131


   PLEASE DETACH HERE AND RETURN THE BOTTOM PORTION OF THIS PROXY IN THE
                          ENCLOSED REPLY ENVELOPE.
-------------------------------------------------------------------------------



   -------------------------------------------------------------------------

                                  IMPORTANT
                                  ---------

          YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

          NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT RESPONDED.

   -------------------------------------------------------------------------



                                 FOLD HERE.
-------------------------------------------------------------------------------

     The undersigned hereby acknowledges receipt of the Company's Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 11, 2002, and the 2001 Annual Report to Stockholders of the Company.

Date ______________, 2002  __________________________  _________________________
                            Signature of Stockholder   Signature if held jointly

Please sign exactly as name appears below. If more than one person holds the power to vote the same shares, any one of them may sign this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    __                                      __
   |                                          |
   |                                          |


                                               PLEASE SIGN, DATE AND RETURN THE
                                               PROXY CARD PROMPTLY USING THE
                                               ENCLOSED ENVELOPE.
   |                                          |
   |                                          |
    __                                      __

Please check your address and zip code and note any corrections on the address label.

                  PLEASE SIGN AND DATE ON THE REVERSE SIDE




------------------------------------------------------------------------------


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                             SIBONEY CORPORATION
                      2002 ANNUAL STOCKHOLDERS' MEETING

     The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY CORPORATION, to be held at the Frontenac Hilton Hotel, 1335 South Lindbergh Blvd., St. Louis, Missouri 63131, on Thursday, May 16, 2002, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

PROPOSAL I: Election of Directors

     | | FOR all nominees listed below          | | WITHHOLD AUTHORITY
                                                    to vote for all nominees
                                                    listed below

   Rebecca M. Braddock, Alan G. Johnson, Ernest R. Marx, Lewis B. Shepley
                           and Timothy J. Tegeler
Instructions: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.

    _______________________________________________


------------------------------------------------------------------------------

PROPOSAL II: To approve an amendment of the Amended and Restated Articles of Incorporation to increase the total number of authorized shares of stock and to increase the authorized number of shares of common stock.

           | | FOR           | | AGAINST           | | ABSTAIN

PROPOSAL III: To approve an amendment of the Siboney Corporation 1997 Incentive Stock Option Plan, as amended, to increase the number of shares available for grants of options.

           | | FOR           | | AGAINST           | | ABSTAIN

In their discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NAMED NOMINEES FOR DIRECTOR LISTED IN PROPOSAL I, FOR PROPOSAL II AND FOR PROPOSAL III.

                    AMENDMENT TO THE SIBONEY CORPORATION
                      1997 INCENTIVE STOCK OPTION PLAN


         The Siboney Corporation 1997 Incentive Stock Plan ("Plan") was adopted by the Board of Directors of Siboney Corporation ("Company") on March 3, 1997, and approved by the Company's shareholders on May 8, 1997. Paragraph 15 of the Plan provides that the Board may amend the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would increase the number of shares of Stock which may be issued under the Plan.

         In May 2000, the Plan was amended to increase the number of shares authorized thereunder from 800,000 shares to 1,600,000 shares. The Company now wishes to amend the Plan to further increase the number of shares authorized thereunder and to clarify the application of the $100,000 limitation on a Participant's incentive stock options that become exercisable in a calendar year.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Paragraph 3 of the Plan is hereby amended to increase the number of shares of $.10 par value common stock of the Company that may be issued pursuant to Options granted under the Plan from One Million Six Hundred Thousand (1,600,000) shares to Two Million Four Hundred Thousand (2,400,000) shares.

         2. Subparagraph 7(c) is amended by adding the following at the end thereof:

         Notwithstanding the preceding, in the event that the acceleration of exercisability pursuant to subparagraph 7(a) or subparagraph 13(b) results in an Optionee exceeding the $100,000 limitation, the Option(s) shall nevertheless be exercisable and Options in excess of the limitation amount shall be nonqualified stock options.

         This Amendment shall become effective upon adoption by the Board and approval of the increase in authorized shares by the Company's shareholders; provided that prior to approval by the

Company's shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

                        SIBONEY CORPORATION
                  1997 INCENTIVE STOCK OPTION PLAN

     1.   Purpose of the Plan

     The Siboney Corporation 1997 Incentive Stock Option Plan ("Plan") is intended to provide additional incentive to certain valued and trusted employees of Siboney Corporation, a Maryland corporation (the "Company"), by encouraging them to acquire shares of the $.10 par value common stock of the Company (the "Stock") through options to purchase Stock granted under the Plan ("Options"). The purpose for granting such Options and making the purchase of the Stock possible is to increase the proprietary interest of such employees in the business of the Company and provide them with an increased personal interest in the continued success and progress of the Company. The intended result is to promote the interests of both the Company and its shareholders.

     Options granted under the Plan are intended to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each employee granted an Option will receive and be required to accept a Stock Option Agreement with the Company (the "Option Agreement"), which sets forth the terms and conditions of the Option, in accordance with this Plan.

     2.   Administration of Plan

     The Plan will be administered by the Board of Directors of the Company (the "Board").

     The Board shall have the sole power:

     (a) subject to the provisions of the Plan, to determine the terms and conditions of all Option Agreements; to construe and interpret the Plan and Options granted under it; to determine the time or times an Option may be exercised, the number of shares as to which an Option may be exercised at any one time, and when an Option may terminate; to establish, amend and revoke rules and regulations relating to the Plan and its administration; and to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations made by the Board shall be conclusive and binding on all Optionees and on their legal representatives and beneficiaries; and

     (b) to determine all questions of policy and expediency that may arise in the administration of the Plan and generally exercise such powers and perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

     The Board may vary the terms and provisions of the individual Option Agreements in its discretion.

     3.   Shares Subject to the Plan

     Subject to the provisions of paragraph 13, the Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate Eight Hundred Thousand (800,000) shares of $.10 par value common stock of the Company. If any Options granted under the Plan terminate, expire or are surrendered without having been exercised in full, the number of shares of Stock not purchased under such Options shall be available again for the purpose of the Plan. The Stock to be offered for purchase upon the grant of an Option may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

     4.   Persons Eligible for Options

     All employees of the Company, including employees who are members of the Board, shall be eligible to receive the grant of Options under the Plan. The Board shall determine the employees to whom Options shall be granted, the time or times such Options shall be granted, the number of shares to be subject to each Option and the times when each Option may be exercised. The Board shall seek information, advice and recommendations from management to assist the Board in its independent determination as to the employees to whom Options shall be granted.
An employee who has been granted an Option (an "Optionee"), if he or she is otherwise eligible, may be granted additional Options.

     5.   Purchase Price

     The purchase price of each share of Stock covered by each Option ("Purchase Price") shall not be less than one hundred percent (100%) of the Fair Market Value Per Share (as defined below) of the Stock on the date the Option is granted. However, if and when an Option is granted the Optionee receiving the Option owns or will be considered to own, by reason of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the Stock covered by the Option shall not be less than one hundred and ten percent (110%) of the Fair Market Value Per Share of the Stock on the date the Option is granted.

     "Fair Market Value Per Share" of the Stock shall mean: (i) if the Stock is traded only otherwise than on a securities exchange and is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the closing quoted selling price of the Stock on the date of grant of the Option, as reported by the Wall Street Journal; (ii) if the Stock is admitted to trading on a securities exchange, the closing quoted selling price of the Stock on the date of grant of the Option, as reported in the Wall Street Journal; or (iii) if the Stock is traded only otherwise than on a securities exchange and is not quoted on NASDAQ, the closing quoted price of the Stock on the date of grant of the Option as quoted on the NASDAQ OTC Bulletin Board. In any case, if there were no sales or quoted market of the Stock on the date of the grant of an Option, the Fair Market Value Per Share shall be determined by the Board in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

     6.   Duration of Options

     Any outstanding Option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the cessation of the employment or engagement of the Optionee by the Company for any reason other than retirement (under normal Company policies), death or disability; (ii) the date which is three months following the effective date of the Optionee's retirement from the Company's service; (iii) the date which is one year following the date on which the Optionee's service with the Company ceases due to death or disability; (iv) the date of expiration of the Option determined by the Board at the time the Option is granted and specified in such Option; or (v) the tenth (10th) annual anniversary date of the granting of the Option, or, if when an Option is granted the Optionee owns (or would be considered to own by reason of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, then on the fifth (5th) such anniversary. However, the Board shall have the right, but not the obligation, to extend the expiration of the Options held by an Optionee whose service with the Company has ceased for any reason to the end of their original terms, notwithstanding that such Options may no longer qualify as ISOs under the Code.

     7.   Exercise of Options

     (a) An Option may be exercisable in installments or otherwise upon such terms as the Committee shall determine when the Option is granted. In the event that an Option is exercisable only in installments and the Optionee has been employed by the Company for five or more years as of the date such Option was granted, such Option shall become fully exercisable upon the termination of employment of the Optionee by reason of death or disability.

     (b) No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934.

     (c) No Option will become exercisable if the exercisability of such Option would cause the aggregate fair market value (as determined at the time of grant in accordance with the provisions of paragraph 5 hereof) of the Stock with respect to which Option issued by the Company are first exercisable during such calendar year to exceed $100,000. If the grant of an Option hereunder would cause a violation of the foregoing limitation, the exercisability of the portion of the Option granted hereunder shall be reduced to the extent necessary such that no violation of the foregoing limitation will occur. Any Option with respect to which exercisability has been deferred shall become first exercisable on the first day of the calendar year in which such exercisability would not cause a violation of the limitations contained in Section 422(b)(7) of the Code; provided, however, if the exercisability is required to be deferred beyond the expiration of such Option, the grant of such Option shall be null and void.

     8.   Method of Exercise

     (a) When the right to purchase shares accrues, Options may be exercised by giving written notice to the Company stating the number of shares for which the Option is being exercised, accompanied by payment in full by cash or its equivalent, as is acceptable to the Company, of the purchase price for the shares being purchased. The Company shall issue a separate certificate or certificates of Stock for each Option exercised by an Optionee.

     (b) In the Board's discretion, determined at the time an Option is granted, payment of the purchase price for shares may be made to the
Company: (i) in cash or by check payable and acceptable to the Company;
(ii) subject to the approval of the Board, by tendering to the Company shares of Stock owned by the Optionee having an aggregate Market Value Per Share as of the date of exercise that is not greater than the full Purchase Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Purchase Price as provided in (i) above; or (iii) subject to the approval of the Board and to such instructions as the Board may specify, at the Optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the Optionee, provided that the Optionee has irrevocably instructed such broker to remit directly to the Company on the Optionee's behalf the full amount of the Purchase Price from the proceeds of such sale. In the event that the Optionee elects to make payment as allowed under clause (ii) above, the Board may, upon confirming that the Optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the Optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

     (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of any shares for such period as may be required for the Company, with reasonable diligence, to comply with any applicable listing requirements of any securities exchange or the National Association of Securities Dealers, Inc. or any federal, state or local law. If the Optionee, or other person entitled to exercise an Option, fails to timely accept delivery of and pay for the shares specified in such notice, the Option Committee shall have the right to terminate the Option and the exercise thereof with respect to such shares.

     9.   Nontransferability of Options

     No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

     10.  Continuance of Employment

     Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any rights with respect to the continuation of employment by the Company or interfere in any way with the right of the Company (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the granting of any Option.

     11.  Restrictions on Shares

     If the Company shall be advised by counsel that certain requirements under federal or state securities laws must be met before Stock may be issued under the Plan, the Company shall notify all persons who have been issued Options, and the Company shall have no liability for the failure to issue Stock under any exercise of Options because of any delay while such requirements are being met or the inability of the Company to comply with such requirements.

     12.  Privilege of Stock Ownership

     No person entitled to exercise any Option granted under the Plan shall have the rights or privileges of a stockholder of the Company for any shares of Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in paragraph 13.

     13.  Adjustment

     (a) If the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company, through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar transaction, the aggregate number of shares of Stock subject to the Plan, as provided in paragraph 3, and the shares of Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Board. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

     (b) Notwithstanding paragraph (a), upon: (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation, (iii) a sale of substantially all of the assets of the Company or (iv) the transfer of more than 80% of the then outstanding Stock of the Company to another entity or person, in a single transaction or series of transactions, the Board shall accelerate the time in which any outstanding Options granted under the Plan may be exercised to a time prior to the consummation of the transaction, and the Plan shall terminate upon such consummation of the transaction. However, the acceleration of the time of exercise of such Options and the termination of the Plan shall not occur if provision is made in writing in connection with the transaction, in a manner acceptable to the Board, for: (A) the continuance of the Plan and assumption of outstanding Options, or (B) the substitution for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option price. The Board shall have the authority to amend this paragraph to provide for a requirement that a successor corporation assume any outstanding Options.

     (c) Adjustments under this paragraph 13 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

     14.  Investment Purpose

     Each Option granted hereunder may be issued on the condition that any purchase of Stock by the exercise of an Option which is not the subject of a registration statement permitting the sale or other distribution thereof shall be for investment purposes and not with a view to resale or distribution (the "Restricted Stock"). If requested by the Company, each Optionee must agree, at the time of the purchase of any Restricted Stock, to execute an "investment letter" setting forth such investment intent in the form acceptable to the Company and must consent to any stock certificate issued to him thereunder bearing a restrictive legend setting forth the restrictions applicable to the further resale, transfer or other conveyance thereof without registration under the Securities Act of 1933, as amended, and under the applicable securities or blue sky laws of any other jurisdiction (together, the "Securities Laws"), or the availability of exemptions from registration thereunder and to the placing of transfer restrictions on the records of the transfer agent for such stock. No Restricted Stock may thereafter be resold, transferred or otherwise conveyed unless:

     (1) an opinion of the Optionee's counsel is received, in form and substance satisfactory to counsel for the Company, that registration under the Securities Laws is not required; or

     (2)  such Stock is registered under the applicable Securities
          Laws; or

     (3) A "no action" letter is received from the staff of the Securities and Exchange Commission and from the administrative agencies administering all other applicable securities or blue sky laws, based on an opinion of counsel for Optionee, in form and substance reasonably satisfactory to counsel for the Company, advising that registration under the Securities Laws is not required.

     15.  Amendment and Termination of Plan

     (a) The Board may, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shareholders of the Company if the amendment would: (i) materially increase the benefits accruing to participants under the Plan; (ii) increase the number of shares of Stock which may be issued under the Plan, except as provided under the provisions of paragraph 13; or (iii) materially modify the requirements as to eligibility for participation in the Plan.

     (b) Subject to the provisions of paragraph 13, the Plan shall terminate ten (10) years from the earlier of the adoption of the Plan by the Board or its approval by the shareholders.

     (c) Subject to the provisions of paragraph 13, no amendment, suspension or termination of this Plan shall, without the consent of each Optionee, alter or impair any rights or obligations under any Option granted to such Optionee under the Plan.

     16.  Effective Date of Plan

     The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

     17.  Term of Plan

     No Option shall be granted under the Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board or the date of approval by the Company's shareholders.